SUMMARY PROSPECTUS

June 26, 2026

MFS® Blended Research® Core Equity ETF

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at etfs.mfs.com. You can also get this information at no cost by calling 1-800-637-5637 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated June 26, 2026, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

TICKER SYMBOL
BRCE

Principal U.S. Listing Exchange: The New York Stock Exchange LLC. Exchange-traded fund (ETF) shares are not individually redeemable.

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy, hold, and sell shares of the fund, which are not reflected below.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.24%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.24%

1 The annual fund operating expenses are based on estimated "Other Expenses" for the current fiscal year expressed as a percentage of the fund’s estimated average net assets during the period.

EBC-SUM-062626

MFS Blended Research Core Equity ETF

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example does not take into account brokerage commissions or other fees that you may pay to your financial intermediary when purchasing or selling shares of the fund.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS
Fund Shares	$25	$77

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. For the period from the fund's commencement of operations on October 22, 2025, to the fund's fiscal year end of February 28, 2026, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) seeks to achieve the fund's objective by actively identifying potential investments based on fundamental and quantitative analysis and then constructing a portfolio from these potential investments while managing various risk factors (e.g., issuer, industry, and sector weightings, market capitalization, and volatility) compared to the Standard & Poor's 500 Stock Index.

MFS normally invests at least 80% of the fund’s net assets in equity securities. Equity securities include common stocks, depositary receipts, and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

In selecting investments for the fund, MFS is not constrained by any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

While MFS may invest the fund’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS normally invests the fund's assets across different industries and sectors, but MFS may invest a significant percentage of the fund's assets in issuers in a single industry or sector.

MFS may invest a significant percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS uses an active bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers, which takes into account factors such as an issuer’s financial condition and market, economic, political, and regulatory conditions, to determine a fundamental rating for an issuer. MFS uses quantitative analysis to systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, in determining a quantitative rating for an issuer. MFS combines the fundamental rating with the quantitative rating to create a blended rating for an issuer. When the fundamental rating is not available, MFS treats the issuer as having a neutral fundamental rating.

MFS constructs the portfolio using a portfolio optimization process that considers the blended rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the fund's portfolio holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results. MFS' goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the Standard & Poor's 500 Stock Index. Tracking error generally measures how the differences between the fund's returns and the Standard & Poor's 500 Stock Index's returns have varied over a period of time.

For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any exchange-traded fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS' investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. The quantitative models used by MFS (both proprietary and third-party) may not produce the intended results for a variety of reasons, including the factors used in the models, the weight placed on each factor in the models, changes from the market factors' historical trends, changing sources of market return or market risk, and technical issues in the design, development, implementation, application, and maintenance of the models (e.g., incomplete, stale, or inaccurate data, human error, programming or other software issues, coding errors, and technology failures).

Equity Market Risk/Company Risk: Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. The value of an investment held by the fund may decline due to factors directly related to the issuer.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Value Company Risk: The stocks of value companies can continue to be undervalued for long periods of time and not realize

MFS Blended Research Core Equity ETF

their expected value and can be more volatile than the market in general.

Investment Strategy Risk: There is no assurance that the fund's predicted tracking error will equal its target predicted tracking error at any point in time or consistently for any period of time, or that the fund's predicted tracking error and actual tracking error will be similar. The fund's strategy to target a predicted tracking error of approximately 2% compared to the Standard & Poor's 500 Stock Index and to blend fundamental and quantitative research may not produce the intended results. In addition, MFS' fundamental research is not available for all issuers.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to countries with developing economies or countries subject to sanctions or the threat of new or modified sanctions, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed. Furthermore, investments in particular industries, sectors, countries, or regions may be more volatile than the broader market as a whole.

If MFS invests a significant percentage of the fund's assets in a single issuer or small number of issuers, the fund’s performance could be more volatile than the performance of more diversified funds.

Liquidity Risk: It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Fluctuation of Net Asset Value and Share Price Risk: The net asset value (NAV) per share of the fund will generally fluctuate with changes in the market value of the fund’s holdings. The fund’s shares can be bought and sold in the secondary market at market prices. Disruptions to purchases and sales, the existence of extreme market volatility, and/or a lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV and bid/ask spreads may widen. Shares of the fund may trade at a larger premium or discount to the NAV than shares of other ETFs that focus on other market segments or types of securities. In addition, in stressed market conditions or periods of market disruption or volatility, the market for shares of the fund may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings. If you buy fund shares when their market price is at a premium or sell fund shares when their market prices is at a discount, you may pay more than, or receive less than, NAV, respectively.

Authorized Participant Risks: Only financial institutions authorized to transact daily with the fund (Authorized Participants) may engage in creation or redemption transactions directly with the fund, and Authorized Participants are not obligated to do so. To the extent an Authorized Participant cannot or is otherwise unwilling to engage in creation and redemption transactions, and no other Authorized Participant engages in such transactions, shares of the fund may trade at a significant discount or premium to NAV, experience wider intraday bid/ask spreads, and may face trading halts and/or delisting from the exchange.

Trading Issues Risk: There can be no assurance that an active trading market for the fund’s shares will develop or be maintained. In addition, trading of the fund’s shares may be halted or become less liquid. Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Most fund investors will buy and sell fund shares on the listing exchange or on another secondary market. When buying or selling shares of the fund, investors typically will pay brokerage commissions or other charges imposed by financial intermediaries as determined by that financial intermediary.

Cash Transactions Risk: Unlike certain ETFs that distribute portfolio securities entirely in-kind, the fund may effect some or all creations and redemptions using cash, rather than in-kind securities. As a result, an investment in the fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Performance Information

The bar chart and performance table are not included because the fund did not have a full calendar year of operations as of the date of this prospectus. Performance information reflecting the fund's performance since it commenced operations is available online at mfs.com. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Matt Krummell	October 2025	Investment Officer of MFS
Nathan Bryant	January 2026	Investment Officer of MFS
Jonathan Sage	October 2025	Investment Officer of MFS
Jed Stocks	October 2025	Investment Officer of MFS
Jenney Zhang	January 2026	Investment Officer of MFS

Matt Krummell has announced his intention to retire effective April 7, 2027, and he will no longer be a portfolio manager of the fund as of that date.

Purchase and Sale of Fund Shares

The fund issues and redeems shares at NAV only with Authorized Participants and only in large blocks of shares (each, a Creation Unit). Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash.

Shares are listed for trading on the New York Stock Exchange LLC ("NYSE" or "the Exchange"), and individual fund shares may only be purchased and sold in the secondary market through a financial intermediary at market price. Because the fund’s shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask)

MFS Blended Research Core Equity ETF

when buying or selling fund shares in the secondary market (the bid/ask spread). Recent information, including information regarding the fund’s NAV, market price, premiums and discounts, and bid/ask spread, is available at www.mfs.com.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains. However, if your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account unless such an account allows for tax-free withdrawals.

Payments to Broker/Dealers and Other Financial Intermediaries

The fund, MFS, and/or MFS’ affiliates may pay financial intermediaries, which include banks, broker/dealers, or financial professionals, for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.